UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 7, 2012

THERAGENICS CORPORATION®
(Exact name of registrant as specified in charter)

Delaware	001-14339	58-1528626
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5203 Bristol Industrial Way
Buford, Georgia 30518
(Address of principal executive offices / Zip Code)
(770) 271-0233
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

Theragenics Corporation is entering into a Non-competition, Non-solicitation and Confidentiality Agreement in substantially the form attached hereto (the “Non-competition Agreement”) with each of its executive officers for whose employment agreement is governed by Georgia law.   The Non-competition Agreement is designed to take advantage of developments in Georgia law that enhance the enforceability of such provisions for newly executed agreements.  The first of such Non-competition Agreement was executed as of May 7, 2012.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

10.1	Form of Non-competition, Non-solicitation and Confidentiality Agreement for executive officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERAGENICS CORPORATION
(Registrant)

Dated: May 7, 2012	By:	/s/ M. Christine Jacobs
M. Christine Jacobs
Chief Executive Officer

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